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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated September 21, 1999, relating to the consolidated financial statements of Digital Commerce Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading Experts in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP

Washington D.C.
May 1, 2000